SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2002

Charter Municipal Mortgage Acceptance Company
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 421-5333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events

On December 18, 2002, Charter Municipal Mortgage Acceptance Company (“CharterMac”) reported in a press release that it had entered into an agreement to acquire 100% of the ownership interests in, and substantially all of the business operated by, Related Capital Company, a privately held general partnership. On the same date, CharterMac posted a presentation on its website and hosted a conference call with regard to the proposed transaction.

Attached hereto as Exhibit 99.1, 99.2 and 99.3, respectively, are (i) the press release issued by the Company on December 18, 2002, (ii) the presentation posted on CharterMac’s website describing the proposed transaction and (iii) a transcript of the December 18, 2002 conference call hosted by CharterMac regarding the proposed transaction.

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and also includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements

Not Applicable

(b).	Pro Forma Financial Information

Not Applicable

(c).	Exhibits

99.1	Press Release Issued by CharterMac on December 18, 2002.

99.2	Presentation Posted on CharterMac’s Website Describing the Proposed Transaction.

99.3	Transcript of the December 18, 2002 Conference Call hosted by CharterMac Regarding the Proposed Transaction.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Charter Municipal Mortgage Acceptance Company (Registrant)

By:	/s/ Stuart J. Boesky
Stuart J. Boesky President

December 20, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued by CharterMac on December 18, 2002.

99.2	Presentation Posted on CharterMac’s Website Describing the Proposed Transaction.

99.3	Transcript of the December 18, 2002 Conference Call hosted by CharterMac Regarding the Proposed Transaction
.